Exhibit 10(a)

INDEPENDENT AUDITORS’ CONSENT

Mercury Global Balanced Fund of Mercury Asset Management Funds, Inc.:

We consent to the incorporation by reference in this Post-Effective Amendment No. 1 to Registration Statement No. 333-72239 of our report dated January 18, 2000 appearing in the annual report to shareholders of Mercury Global Balanced Fund of Mercury Asset Management Funds, Inc. for the year ended November 30, 1999, and to the reference to us under the caption “Financial Highlights” in the Prospectus, which is part of such Registration Statement.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP Princeton, New Jersey March 1, 2000